NOVEMBER 30, 1999

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

Highlights
As of November 30, 1999

Credit Quality                     Performance Highlights


Nuveen Connecticut Premium Income Municipal Fund (NTC)
                                   o Taxable-equivalent yield on share
                                     price of 8.24% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 58 consecutive months
AAA/U.S. Guaranteed        76%
AA                         19%
BBB/NR                      5%

Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                                   o Taxable-equivalent yield on share price
                                     of 8.83% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 73 consecutive months
AAA/U.S. Guaranteed        76%
AA                         18%
BBB/NR                      6%

Nuveen Missouri Premium Income Municipal Fund (NOM)
                                   o Taxable-equivalent yield on share price
                                     of 9.15% *
                                   o Has provided steady or increasing tax-free
                                     dividends for 55 consecutive months
AAA/U.S. Guaranteed        76%
AA                         18%
BBB/NR                      6%

             Past performance is not predictive of future results.

Contents
 1 Dear Shareholder
 4 NTC Commentary and Overview
 7 NMT Commentary and Overview
10 NOM Commentary and Overview
13 Portfolio of Investments
22 Statement of Net Assets
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Notes to Financial Statements
29 Financial Highlights
32 Build Your Wealth Automatically
33 Fund Information

* For investors in the 31% federal plus applicable state income tax bracket. See your fund's Performance Overview in this report for more information.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I am pleased to report to you on the performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past six months, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
The U.S. economy enjoyed its ninth consecutive year of continuous expansion, characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. As investors watched and reacted to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings. In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation-fighting into voting slots. This could tilt policy toward further rate increases in the new year.

Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."


MUNICIPAL BOND PERFORMANCE
Over the past fiscal year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of November 1999, long-term municipal yields, represented by the Bond Buyer 20, were 98% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds - even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. Municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, tended to enhance the attractiveness of the municipal bonds that were brought to market. We anticipate that demand from individual investors will strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should enable us to have excellent access to bond offerings that have the potential to add value for our shareholders.

A BALANCED PORTFOLIO: ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors today, your goals for investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds for investors in high tax brackets. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio. It is important to note, however, that the past results mentioned in our example relate to bond indexes and not to any particular product. In addition, they do not necessarily predict future performance.

NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can add diversification to your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and gain exposure to the different types of investments that can enhance your potential for success. Your adviser can also establish a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

WELCOME TO THE NEW MILLENNIUM
During 1999, Nuveen committed significant resources - both financial and personal - to ensuring that the transition to the year 2000 caused no disruptions for our shareholders. Our preparations included advance testing of all critical operating systems and careful review of each municipal issuer Y2K compliance, with special attention to the largest and more volatile holdings in our Funds' portfolios. We were assisted in our efforts by securities industry oversight organizations, including the Securities Industry Association, the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. As a result, we were fully prepared for the transition, from an operational as well as an investment perspective. As expected, the Y2K transition was a non-event for our company and our shareholders as well as throughout the general economy. The diligence of the financial industry as a whole in dealing with the Y2K transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,


/S/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 18, 2000

Nuveen Connecticut Premium Income Municipal Fund
Portfolio Manager's Comments
Portfolio manager Paul Brennan discusses the market environment in Connecticut, fund performance, and key strategies used to manage the Nuveen Connecticut Premium Income Municipal Fund (NTC). Paul, who has more than eight years of experience as an investment professional, joined Flagship in 1991 and came to Nuveen in 1997 after Nuveen acquired Flagship. He has managed NTC since August 1999.


WHAT FACTORS AFFECTED CONNECTICUT'S ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30, 1999?

The Connecticut economy, which suffered a severe decline during the recession of the early 1990s, has experienced moderate, sustainable growth that has recently been constrained some what by tight labor markets and sluggish population growth. Following employment growth of 2% in 1998, which brought the state's total employment to more than 98% of its pre-recession peak, Connecticut is reporting 1999 gains in the 1% range. In November 1999, unemployment in the state was 3.0%, compared with 3.2% in November 1998 and a current national average of 4.1%. The state continued to diversify and move away from manufacturing and defense-related industries to a more service-oriented economy. Between 1988 and 1998, manufacturing jobs declined from 22.8% of the state's employment base to 16.9%. Standard & Poor's estimates growth slowing to less than 1% in the years 2000-2004.

In terms of personal income, Connecticut continued to rank as the nation's wealthiest state, a position it has held for four consecutive years. For 1999, per capita personal income is estimated at 144% of the U.S. average. This, in turn, contributed to the state's strong growth in state income tax receipts.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN CONNECTICUT?
For the first 11 months of 1999, new municipal issuance in Connecticut totaled $3.1 billion, down 15% from the same period in 1998. This compares with a nationwide decline of 20% in municipal supply. Despite the overall decline in 1999, the state saw increased issuance activity in the second half of the year, with new supply up 18% over the previous six months. Some of this increase may have been due to issuers' desire to avoid potential Y2K problems by accelerating the year's issuance calendar.

Demand for in-state paper remained high in 1999, especially on the part of affluent individual investors who sought the benefits of the tax-exempt income offered by municipal bonds. In addition, many investors focused on rebalancing their portfolios by redirecting assets from equity investments into the fixed-income market.

GIVEN THAT NTC'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
During the past year, good call protection helped support NTC's dividend and shield the income of this Fund from erosion. In addition, specific dividend management strategies and the prudent use of leverage enabled us to increase the Fund's dividend in May 1999. As of November 30, 1999, NTC had provided shareholders with 58 consecutive months of steady or increasing dividends. At the end of November, the market yield on the Fund was 5.44%, equivalent to a taxable yield1 of 8.24% for investors in the combined 34% federal and state income tax bracket.

As a leveraged fund, NTC issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates. The proceeds from these preferred shares are used to buy additional long-term bonds for the Fund's portfolio. These bonds can generate additional net income for the common shareholders, but leverage will increase NAV volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, they are compensated for this additional risk in the form of potentially higher yields.

OVERALL, HOW DID NTC PERFORM OVER THE PAST YEAR?
For the 12 months ended November 30, 1999, NTC produced a total return on net asset value (NAV) of -5.10%, providing a taxable-equivalent total return1 of -2.20% for shareholders in the combined 34% federal and state income tax bracket. By comparison, the Lehman Brothers Municipal Bond Index2 posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year total return of -5.11%, as of November 30, 1999.

The underperformance of NTC's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of November 30, 1999, NTC's leverage-adjusted duration was 13.23, compared with the Lehman index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price declines (when market yields rise, bond values fall). For the 12 months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NTC, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 34%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%.
2 NTC's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NTC is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

Over the past 12 months, NTC's duration lengthened from 9.30 due to market action as well as trading activity, as we tried to take advantage of the recent rise in interest rates. As part of this, we sold some bonds with shorter durations, especially those with poor call protection and those that were close to maturity, and reinvested the proceeds in issues with longer durations, which provided better call protection and attractive yields that helped to support the dividend. The Fund's longer duration should help position NTC to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
In 1999, concerns about rising interest rates, inflation, and the Federal Reserve's monetary policies created a negative environment in the fixed-income markets. In addition, worries about the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to off set profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end. Given this environment, the Fund's share price declined. Since the prevailing interest rate environment in November 1999 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. The fact that the Fund's premium (share price above NAV) widened despite this negative climate reflects the competitiveness of NTC's yield as well as the scarcity of long-term bonds in the Connecticut market.

           Premium6        Total Return on Share Price
      -------------------  ---------------------------
                           1-Year Ended       Taxable-
      11/30/98   11/30/99      11/30/99    Equivalent1
      --------   --------  ------------    -----------
NTC     11.02%     13.46%        -3.66%         -1.06%
      --------   --------  ------------    -----------


Past performance is not predictive of future results.
For additional information on NTC, see its Performance Overview in this report.



WHAT KEY STRATEGIES WERE USED TO MANAGE NTC DURING THE PERIOD COVERED BY THIS REPORT?
NTC was managed with the goals of supporting and strengthening its long-term dividend-paying capabilities, improving call protection, and enhancing the Fund's tax efficiency.

In the area of bond calls, NTC currently provides excellent levels of protection, with only 2% callable in 2000 and 2001 and only 8% of its portfolio subject to calls in 2002. This should provide additional protection and stability for the Fund's dividend over this period. To reduce the effect of calls, we continuously work on strategies designed to enhance call protection. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases also benefit the Fund by extending call protection. This should enable the Fund to continue providing competitive levels of dividends for shareholders.

During 1999, a number of new issuers came to market, enabling us to enhance the Fund's diversification while picking up additional yield. In one of these offerings, we negotiated directly with the underwriter to purchase all of the general obligation bonds with a certain maturity issued by the town of Cheshire, which is an infrequent borrower. Since much of Connecticut's issuance over the past few years has come from the healthcare sector, this gave us an opportunity to increase our weighting in tax-backed paper offering the additional benefit of attractive yields. We also added general obligation bonds and special tax-backed bonds issued by the state itself.

Given the supply of healthcare bonds in the Connecticut market, we also were able to find value in the healthcare sector, a more volatile area of the market that has recently been affected by concerns about deregulation and profitability. This has created credit and rating pressures for certain healthcare organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to try and discover value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach have enabled us to find and exploit opportunities that can benefit our shareholders. Over the past 12 months, NTC has maintained an allocation of approximately 20% in this sector.

Over the past six months, enhanced tax efficiency also became an increasing focus for us, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. The strategy we employed involved selling selected bonds that were trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, while offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - strengthened the net earning of the Fund. If current market conditions continue, we will continue to focus on implementing this strategy.

NTC offers outstanding credit quality, with 76% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed at the end of November 1999. The Fund also had a 5% allocation of BBB and non-rated bonds. These lower-rated bonds generally provided enhanced levels of yield and helped to support the dividend, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months.


WHAT IS NUVEEN'S OUTLOOK FOR NTC?
In general, we believe that NTC is currently well-positioned for a potential recovery in the bond market. In coming months, if current market conditions persist, we will continue to focus on enhancing the Fund's tax efficiency. In this way, we can strengthen the long-term dividend-paying capabilities of the Fund. We also plan to continue keeping the Fund well diversified. Implementing strategies such as these that have the potential to benefit the Fund demonstrates the value that can be added by an active bond manager such as Nuveen.



1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%.
6 A fund's premium/discount repre sents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Connecticut Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NTC

Portfolio Statistics
Inception Date                                5/93
--------------------------------------------------
Share Price                                    $15
--------------------------------------------------
Net Asset Value                             $13.22
--------------------------------------------------
Market Yield                                 5.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          7.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                8.24%
--------------------------------------------------
Fund Net Assets ($000)                    $107,295
--------------------------------------------------
Average Effective Maturity (Years)           18.02
--------------------------------------------------
Leverage-Adjusted Duration                   13.23
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -3.66%        -5.10%
--------------------------------------------------
5-Year                        12.00%        10.31%
--------------------------------------------------
Since Inception                5.36%         4.64%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -1.06%        -2.20%
--------------------------------------------------
5-Year                        14.94%        13.37%
--------------------------------------------------
Since Inception                8.15%         7.55%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Healthcare                                     21%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Long-Term Care                                  7%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
12/98             0.0665
1/99              0.0665
2/99              0.0665
3/99              0.0665
4/99              0.0665
5/99              0.068
6/99              0.068
7/99              0.068
8/99              0.068
9/99              0.068
10/99             0.068
11/99             0.068

Line Chart:
Share Price Performance
12/1/98           16.44
                  16.5
                  16.5
                  16.44
                  16.06
                  15.56
                  15.56
                  15.69
                  16.06
                  16.19
                  16.25
                  16.13
                  16.38
                  16.5
                  16.44
                  16.63
                  16.5
                  16.56
                  16.81
                  16.75
                  16.81
                  16.69
                  16.75
                  16.75
                  16.75
                  16.06
                  16.31
                  16.25
                  16.44
                  16.5
                  16.5
                  16.5
                  16.25
                  16.38
                  16
                  15.88
                  15.88
                  15.88
                  15.44
                  15.19
                  15.19
                  15.06
                  15.06
                  15.06
                  15.4375
                  15.38
                  15.13
                  15.19
                  15.06
11/30/99          15

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the total return on a taxable investment necessary to equal the total return of the Nuveen fund on an after-tax basis.

Nuveen Massachusetts Premium Income Municipal Fund
Portfolio Manager's Comments
Portfolio manager Tom Futrell reviews the Massachusetts market environment, recent fund performance, and the outlook for the Nuveen Massachusetts Premium Income Municipal Fund (NMT). A 15-year veteran of Nuveen, Tom has managed NMT since July 1998.


WHAT FACTORS AFFECTED MASSACHUSETTS' ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30, 1999?
The strength of Massachusetts' recent economic growth was reflected in the state's low unemployment statistics and solid job growth. For November 1999, unemployment in the state was 3.2%, on par with the November 1998 number and well below the current national average of 4.1%. Job growth centered on such high-paying sectors as technology and research and development, due to the high educational levels of state residents. Although the technology sector in Massachusetts continued to perform well, the state lost several new projects to Silicon Valley in California. During 1999, however, Massachusetts received an infusion of venture capital second only to that received by California, according to the Associated Press. The majority of that capital was invested in high-tech companies, which could translate into improved performance in the technology sector over the next few years. In 2000, economic growth in the state is expected to continue, although at a slower pace, due in part to tight labor markets.

From a capital investment perspective, several projects, involving both public and private funds, are underway or on the board, especially in Boston. The international terminal at Logan Airport is currently being upgraded, with the goal of expanding the international travel handled by the airport. A combination of debt and current revenues is being used to finance the improvements. Also at Logan, the possibility of additional runways is being explored. In the Boston Pier area, a private developer has proposed investing $1 billion to develop residential and commercial properties on Boston's waterfront, while work on Boston's Central Artery Project continues.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN MASSACHUSETTS? Total new municipal issuance in Massachusetts for the first 11 months of 1999 was $6.8 billion, down 25% from 1998 levels. This compares with a decline of just over 20% in national municipal supply during the same period. Some of this decline - both statewide and nationally - can be attributed to a drop-off in refunding activity, which is typical in a rising interest rate environment. The majority of new issuance was concentrated in the healthcare and education sectors of the market. Despite the drop in new supply, Massachusetts remains a high issuance state, ranking eighth in the nation for the period January through November 1999.

Demand from individual investors remained good over the past year, although institutional demand was weakened by events outside the municipal market that limited the cashflow available for bond purchases (e.g., insurance claims from natural disasters, demand for mutual fund redemptions). On a nationwide basis, individual investors held more than 30% of outstanding municipal debt in 1998, making them the largest owner class, and statistics indicate that municipal bond sales to retail investors in 1999 were on track to beat 1998's record levels.


GIVEN THAT NMT'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
During the past year, good call protection, specific dividend management strategies, and the prudent use of leverage helped support NMT's dividend and shield the income of this fund from erosion. As a leveraged fund, NMT issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates. The proceeds from these preferred shares are used to buy additional long-term bonds for the Fund's portfolio. These bonds can generate additional net income for the common shareholders, but leverage increases NAV volatility.

As of November 30, 1999, NMT had provided shareholders with 73 consecutive months of steady or increasing dividends. At the end of November, the market yield on the Fund was a competitive 5.74%, equivalent to a taxable yield1 of 8.83% for investors in a combined federal and state income tax bracket of 35%.

OVERALL, HOW DID NMT PERFORM OVER THE PAST YEAR?
For the 12 months ended November 30, 1999, NMT produced a total return on net asset value (NAV) of -5.00%, providing a taxable-equivalent total return1 of -1.91% for shareholders in the combined 35% federal and state income tax bracket. By comparison, the Lehman Brothers Municipal Bond Index2 posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year total return of -5.11%, as of November 30, 1999. In recognition of this risk-adjusted performance, NMT was awarded a Morningstar4 rating of four stars, representing the Fund's overall rating among 193 closed-end municipal bond funds, as of November 30, 1999.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
2 NMT's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NMT is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. NMT received three stars for the three-year period and four stars for the five-year period. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The fund was rated among 193 closed-end municipal bond funds for the three-year period and 193 closed-end municipal bond funds for the five-year period, ended November 30, 1999.

The underperformance of NMT's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration5. As of November 30, 1999, NMT's leverage-adjusted duration was 11.96, compared with the Lehman Index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index6 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NMT, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.

Over the past 12 months, NMT's duration lengthened from 9.64 due to market action and trading activity. Proceeds from sold bonds were reinvested in issues with longer durations, which benefited the Fund by providing attractive yields and better call protection. NMT's longer duration should help position the Fund to regain net asset value if the bond market recovers and interest rates decline.


WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
In 1999, concerns about rising interest rates, inflation, and the actions of the Federal Reserve created a negative environment in the fixed-income markets. In addition, worries about the transition to the year 2000 precipitated an early start to tax-swap season, as investors tried to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns accompanying Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end. All of these factors negatively impacted the market demand for exchange-traded funds such as NMT and resulted in a decline in the Fund's share price.

At the same time, the prevailing interest rate environment in November 1999 was higher than that of a year earlier, causing a decline in the Fund's NAV, as bond prices fell while interest rates rose. As a result of these factors, NMT's premium (share price above NAV) narrowed. The stability of NMT's dividend, combined with the Fund's superior credit quality, helped to minimize this shift.

           Premium7       Total Return on Share Price
      -----------------   ---------------------------
                          1-Year Ended       Taxable-
      11/30/98 11/30/99       11/30/99    Equivalent1
      -------- --------   ------------    -----------
NMT      9.47%    8.86%         -6.08%         -3.26%
      -------- --------   ------------    -----------

Past performance is not predictive of future results.
For additional information on NMT, see its Performance Overview in this report.


WHAT KEY STRATEGIES WERE USED TO MANAGE NMT DURING THE PERIOD COVERED BY THIS REPORT?
NMT was managed with the goals of improving portfolio structure, strengthening the Fund's long-term dividend-paying capabilities, and enhancing tax efficiency.

NMT currently offers excellent levels of bond call protection, with only 1% of its portfolio subject to calls in 2000 and 10% in 2001. This should provide additional protection and stability for the Fund's dividend over this period. To reduce the effect of calls, we continuously work on strategies designed to enhance call protection. For example, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases also benefit the Fund by extending call protection and enhancing our ability to provide competitive levels of dividends for our shareholders.

Among the issues we purchased as part of our efforts to enhance portfolio structure were bonds issued by the Massachusetts Development Finance Authority for a multifamily housing project in Springfield. These GNMA-collateralized bonds offered an attractive 6.5% yield as well as call protection through 2010 without extending the duration of the Fund. Purchases such as these replaced bonds with poorer structure (e.g., shorter call protection), including some pre-refunded bonds. Because of healthy retail demand, we were able to obtain very attractive prices for the bonds that were sold. Enhancing the Fund's tax efficiency became an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to capture tax losses.

The tax strategy we employed involved selling selected bonds that were trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering attractive yields and better call protection. Some of the bonds we sold were issues that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Fund.

As of the end of November 1999, NMT offered excellent credit quality, with 76% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had a 6% allocation of BBB and non-rated bonds. These lower-rated bonds generally provided enhanced levels of yield and helped to support the dividend, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months.


WHAT IS NUVEEN'S OUTLOOK FOR NMT?
Looking ahead for NMT, we will try to take advantage of the higher yields currently available in the municipal market to enhance portfolio structure and the dividend-paying capabilities of the Fund. This includes searching for opportunities to purchase bonds in the lower credit quality sectors that can provide additional income for the Fund. If current market conditions persist, we will also continue to focus on strategies that enhance the Fund's tax efficiency. In any buying and selling, we will try to ensure that the trades are duration-neutral in order to maintain the Fund's current duration. The ability to implement strategies with the potential to benefit the Fund demonstrates the value that can be added by an active bond manager such as Nuveen.

1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
5 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.
6 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
7 A fund's premium/discount represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NMT

Portfolio Statistics

Inception Date                                3/93
--------------------------------------------------
Share Price                                $14 3/4
--------------------------------------------------
Net Asset Value                             $13.55
--------------------------------------------------
Market Yield                                 5.74%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.32%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                8.83%
--------------------------------------------------
Fund Net Assets ($000)                     $96,988
--------------------------------------------------
Effective Maturity (Years)                    16.8
--------------------------------------------------
Leverage-Adjusted Duration                   11.96
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -6.08%        -5.00%
--------------------------------------------------
5-Year                        11.18%        10.22%
--------------------------------------------------
Since Inception                5.34%         5.22%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -3.26%        -1.91%
--------------------------------------------------
5-Year                        14.42%        13.54%
--------------------------------------------------
Since Inception                8.40%         8.36%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                21%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share3

12/98             0.0705
1/99              0.0705
2/99              0.0705
3/99              0.0705
4/99              0.0705
5/99              0.0705
6/99              0.0705
7/99              0.0705
8/99              0.0705
9/99              0.0705
10/99             0.0705
11/99             0.0705



Share Price Performance

12/1/98           16.69
                  16.75
                  16.75
                  16.81
                  16.44
                  16.25
                  16
                  16
                  16.63
                  16.81
                  16.88
                  16.81
                  17
                  16.94
                  16.94
                  16.94
                  16.94
                  16.75
                  16.75
                  16.5
                  16.38
                  16.06
                  15.94
                  16.06
                  16.19
                  15.88
                  16.06
                  16.13
                  16.31
                  16.38
                  16.5
                  16.44
                  16.31
                  16.25
                  16
                  15.94
                  16.06
                  15.88
                  15.38
                  15
                  15.06
                  15.13
                  15
                  15
                  15
                  15.13
                  14.88
                  14.88
                  14.88
11/30/99          14.75

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the total return on a taxable investment necessary to equal the total return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders net ordinary income distributions in December
  1998 of $0.0051 per share.

Nuveen Missouri Premium Income Municipal Fund
Portfolio Manager's Comments
Portfolio manager Mike Davern talks about the Missouri municipal market, the performance of the Nuveen Missouri Premium Income Municipal Fund (NOM), and the key strategies used to manage the Fund. Mike, who has more than 15 years of experience as an investment professional, joined Nuveen in 1992 and has managed NOM since July 1998.

WHAT FACTORS AFFECTED MISSOURI'S ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30,1999?
The economic environment in Missouri was dominated by the services and wholesale and retail trade (e.g., Walmart) sectors. Kansas City, in particular, experienced strong growth, as it became a mecca for the technology, communication, and transportation industries. The state currently has significant exposure to the defense industry, with aircraft manufacturers such as Boeing and McDonnell Douglas serving as major employers. For November 1999, unemployment in Missouri was 2.6%, down from 3.5% in November 1998 and sharply lower than the current national average of 4.1%. Overall, the state's economic growth can be characterized as moderate.

On the national front, the U.S. economy continued to forge ahead with few signs of slowing, as growth was fueled by strong consumer spending, which continued to serve as the main engine powering economic expansion. For the most part, however, this growth did not translate into higher consumer prices. Through the end of November 1999, the Consumer Price Index showed inflation maintaining its low profile, with an annualized increase of 2.6%. Despite the Fed's continued vigilance on the inflation front, as evidenced by the three interest rate increases it enacted between June and November 1999, the cumulative effect of 1999's economic events was negative for the fixed-income markets, including municipal bonds.

HOW DID THIS ENVIRONMENT IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN MISSOURI? During the first 11 months of 1999, we saw a steady supply of new municipal deals, but not enough to overwhelm market demand. Overall, however, municipal issuance in Missouri was down approximately 40% from 1998 levels. This compared with a drop in national municipal supply of just over 20%. Some of this decline was the result of the increase in interest rates, which discouraged municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment.

Demand for Missouri paper remained steady, especially from individual investors, as they actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. Combined with the tighter supply of municipal bonds in the state, this demand helped to support the prices of Missouri bonds, although not enough to offset the trends in the national market.

GIVEN THAT NOM'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
During the past year, good call protection helped support NOM's dividend, while specific dividend management strategies and the prudent use of leverage actually enabled us to increase the Fund's dividend in May 1999. As of November 30, 1999, NOM had provided shareholders with 55 consecutive months of steady or increasing dividends. At the end of November, the market yield on the Fund was a competitive 5.95%, equivalent to a taxable yield 1 of 9.15% for investors in the combined 35% federal and state income tax bracket.

As a leveraged fund, NOM issues preferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually (but not always) lower than long-term rates.The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. These bonds can generate additional net income for the common shareholders, but leverage will also increase NAV volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, they are compensated for this additional risk in the form of potentially higher yields.

OVERALL, HOW DID NOM PERFORM OVER THE PAST YEAR?
For the 12 months ended November 30, 1999, NOM produced a total return on net asset value (NAV) of -5.61%, providing a taxable-equivalent total return1 of -2.72% for shareholders in the combined 35% federal and state income tax bracket. By comparison, the Lehman Brothers Municipal Bond Index2 posted a one-year total return of -1.07%, while the Fund's Lipper Peer Group3 had a one-year total return of -5.11%, as of November 30, 1999.

The underperformance of NOM's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of November 30, 1999, NOM's leverage-adjusted duration was 12.45, compared with the Lehman Index's 7.50. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, a long duration can make the fund's NAV more vulnerable to price

1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
2 NOM's performance is compared with that of the Lehman Brothers Municipal Bond
  Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.
3 The total return for NOM is compared with the average annualized return of the 17 funds in the Lipper Other States Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

declines. For the 12 months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with longer durations, like NOM, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.

Over the past 12 months, NOM's duration lengthened from 9.55, due largely to market action as bond prices fell. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which also provided the opportunity to pick up attractive yields and better call protection. The Fund's longer duration should help position NOM to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
In 1999, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The markets also had to adjust to liquidity pressures engendered by Y2K, which prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds such as NOM. This resulted in a decline in the Fund's share price. At the same time, the bond market's continued downward trend in prices as interest rates rose led to a decrease in the Fund's NAV. As a result of these factors, NOM saw its premium (share price above NAV) move to a slight discount (share price below NAV). The competitive yield offered by NOM, as well as the stability of its dividend, helped to minimize this shift.

       Premium/Discount6    Total Return on Share Price
      -------------------   ---------------------------
                            1-Year Ended       Taxable-
      11/30/98   11/30/99       11/30/99    Equivalent1
      --------   --------   ------------    -----------
NOM      4.95%     -0.61%        -10.72%         -7.97%
      --------   --------   ------------    -----------


Past performance is not predictive of future results.
For additional information on NOM, see its Performance Overview in this report.


WHAT KEY STRATEGIES WERE USED TO MANAGE NOM DURING THE PERIOD COVERED BY THIS REPORT?
NOM was managed with an emphasis on supporting and strengthening its long-term dividend-paying capabilities and improving call protection.

With 7% of its portfolio subject to bond calls in 2000 and 2001, NOM provides excellent levels of protection over the next two years. This should offer additional protection and stability for the Fund's dividend during this period. At Nuveen, we continuously work on strategies designed to enhance call protection, focusing on undervalued bonds that have the potential to support the Fund's dividend and enhance portfolio structure. These strategies should enable the Fund to continue providing our shareholders with competitive levels of dividends.

As of November 30, 1999, NOM offered exceptional credit quality, with 76% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and 18% in bonds rated AA. This overweighting in higher-rated securities gave the Fund the opportunity to purchase lower-rated credits as they became available in the Missouri market. Over the past year, we increased our allocation of BBB and non-rated bonds from 4% to 6%. These lower-rated bonds generally provided enhanced levels of yield and helped to support the Fund's dividend, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months. Nuveen's research expertise, along with our presence in the municipal market, means that shareholders can be assured that the creditworthiness of all issuers is subjected to Nuveen's stringent review process before bonds are purchased for the Fund's portfolio.

Among the lower-rated issues we added to the Fund during the past six months was a $1 million purchase of bonds issued by the St. Louis Land Clearance Authority for the St. Louis Center Parking Garage. These non-rated bonds provided an above-market yield of 7%, approximately 100 basis points higher than the yield offered by insured bonds at the time of purchase.

WHAT IS NUVEEN'S OUTLOOK FOR NOM?
We believe that NOM is currently well-positioned for the next phase of the economic cycle. Given that belief, we plan to work on maintaining the Fund's positioning, including its duration. We will also continue to emphasize income by looking for additional purchases that can take advantage of the higher yields and lower prices currently available in the municipal market, especially in the lower credit quality sectors. Our Nuveen Research capabilities will help us explore opportunities in all areas of the market to maintain the Fund's diversification. The ability to implement strategies with the potential to benefit the Fund demonstrates the value that Nuveen can add as an active bond manager knowledgeable about the unique aspects of the Missouri municipal market.

1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
6 A fund's premium/discount represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Missouri Premium Income Municipal Fund
Performance Overview
As of November 30, 1999

NOM

Portfolio Statistics
Inception Date                                5/93
--------------------------------------------------
Share Price                                    $13
--------------------------------------------------
Net Asset Value                             $13.08
--------------------------------------------------
Market Yield                                 5.95%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.62%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.15%
--------------------------------------------------
Fund Net Assets ($000)                     $44,262
--------------------------------------------------
Average Effective Maturity (Years)           17.39
--------------------------------------------------
Leverage-Adjusted Durations                  12.45
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -10.72%        -5.61%
--------------------------------------------------
5-Year                        10.75%         9.85%
--------------------------------------------------
Since Inception                3.15%         4.19%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -7.97%        -2.72%
--------------------------------------------------
5-Year                        13.92%        12.85%
--------------------------------------------------
Since Inception                6.12%         7.07%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/General                         18%
--------------------------------------------------
Housing/Multifamily                            15%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share3

12/98          0.063
1/99           0.063
2/99           0.063
3/99           0.063
4/99           0.063
5/99           0.0645
6/99           0.0645
7/99           0.0645
8/99           0.0645
9/99           0.0645
10/99          0.0645
11/99          0.0645

Line Chart:
Share Price Performance
12/1/98        15.38
               15.13
               15.31
               15.56
               15.31
               15
               14.88
               14.5
               15.06
               14.94
               15.13
               15.06
               15.25
               15
               15.13
               15.13
               15.375
               15.5
               15.38
               15.13
               14.81
               14.88
               14.38
               14.19
               14.25
               14.06
               14.13
               14
               14
               14
               14.06
               14.13
               14.13
               14.06
               13.81
               13.75
               13.69
               13.63
               13.44
               13.5
               13.75
               13.88
               13.5
               12.88
               13.19
               13
               13.13
               13.13
               12.88
11/30/99       13
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders net ordinary income distributions in December
  1998 of $0.0095 per share.

                            Portfolio of Investments
                            NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 16.5%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
$   1,485,000    5.800%, 11/15/14 (Alternative Minimum Tax)                             11/06 at 102          AAA         $1,500,964
      945,000    5.875%, 11/15/17 (Alternative Minimum Tax)                             11/06 at 102          AAA            930,050

      900,000   Connecticut Higher Education Supplemental Loan Authority, Revenue        5/00 at 100          AAA            895,941
                 Bonds (Family Education Loan Program), 1999 Series A, 6.000%, 11/15/18

    1,540,000   State of Connecticut Health and Educational Facilities Authority,        7/03 at 102         BBB-          1,444,997
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

    2,000,000   State of Connecticut Health and Educational Facilities Authority,        7/06 at 102          AAA          1,981,280
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

    2,040,000   State of Connecticut Health and Educational Facilities Authority,        7/06 at 102          AAA          1,974,190
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16

    2,250,000   State of Connecticut Health and Educational Facilities Authority,        7/08 at 102          AAA          1,973,025
                 Revenue Bonds, Fairfield University Issue, Series H, 5.000%, 7/01/23

    2,920,000   State of Connecticut Health and Educational Facilities Authority,        7/07 at 102          AAA          2,796,747
                 Revenue Bonds, Connecticut College Issue, Series C-1, 5.500%, 7/01/20

    1,250,000   State of Connecticut Health and Educational Facilities Authority,        7/09 at 101          AAA          1,134,925
                 Revenue Bonds, Fairfield University, Series I, 5.250%, 7/01/25

    3,810,000   The University of Connecticut, Student Fee Revenue Bonds,               11/08 at 101          AAA          3,148,089
                 1998 Series A, 4.750%, 11/15/27


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 20.7%

    1,000,000   State of Connecticut Health and Educational Facilities Authority,        7/04 at 102          AAA          1,043,720
                 Revenue Bonds, Newington Children's Hospital, Series A,
                 6.050%, 7/01/10

    1,500,000   State of Connecticut Health and Educational Facilities Authority,        7/03 at 102          AAA          1,311,510
                 Revenue Bonds, Lawrence and Memorial Hospital Issue, Series D,
                 5.000%, 7/01/22

    2,000,000   State of Connecticut Health and Educational Facilities Authority,       No Opt. Call          AAA          2,025,460
                 Revenue Bonds, Hospital of Saint  Raphael Issue, Series H,
                 5.200%, 7/01/08

    2,725,000   State of Connecticut Health and Educational Facilities Authority,        7/02 at 102          AAA          2,751,269
                 Revenue Bonds, Saint Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22

    2,000,000   State of Connecticut Health and Educational Facilities Authority,        7/09 at 101          Aaa          1,734,100
                 Revenue Bonds, Stamford  Hospital Issue, Series G, 5.000%, 7/01/24

    2,200,000   State of Connecticut Health and Educational Facilities Authority,        7/06 at 102          AAA          2,016,938
                 Revenue Bonds, Day Kimball  Hospital Issue, Series A, 5.375%, 7/01/26

    4,160,000   State of Connecticut Health and Educational Facilities Authority,        7/06 at 102          AAA          4,080,710
                 Revenue Bonds, Yale-New Haven  Hospital Issue, Series H,
                 5.625%, 7/01/16

    1,000,000   State of Connecticut Health and Educational Facilities Authority,        7/07 at 102          AAA            966,820
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                 5.750%, 7/01/27

    3,000,000   State of Connecticut Health and Educational Facilities Authority,        7/07 at 101          Aaa          2,627,220
                 Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27

    2,000,000   Connecticut Development Authority, Solid Waste Disposal Facilities       7/05 at 102          AAA          2,199,940
                 Revenue Bonds, Pfizer Inc. Project, 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)

    1,500,000   Puerto Rico Industrial, Tourist, Educational, Medical and            8/05 at 101 1/2          AAA          1,517,175
                 Environmental Control Facilities Financing  Authority, Hospital
                 Revenue Refunding Bonds, 1995 Series A, FHA-Insured Mortgage
                 Pila Hospital Project), 6.125%, 8/01/25


                            Portfolio of Investments
                            NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.7%

$   1,000,000   Connecticut Housing Finance Agency, Housing Mortgage Finance            12/09 at 100           AA         $  992,570
                 Program Bonds, 1999 Series D, 6.200%, 11/15/41
                 (Alternative Minimum Tax) (WI)

    3,000,000   Housing Authority of the City of Waterbury (Connecticut), Mortgage       1/02 at 100          AAA          2,771,700
                 Refunding Revenue Bonds, Series 1998C (FHA-Insured Mortgage
                 Loan Section 8 Assisted Project), 5.450%, 7/01/23

    1,260,000   Waterbury Nonprofit Housing Corporation, Connecticut, Taxable            7/02 at 101          AAA          1,308,875
                 Mortgage Revenue Refunding Bonds,  FHA-Insured Mortgage
                 Loan - Fairmont Height Section 8 Assisted Project, Series 1993A,
                 6.500%, 7/01/07

    1,930,000   Housing Authority of the City of Willimantic, Multifamily Housing       10/05 at 105          AAA          2,136,800
                 Revenue Bonds, Series 1995A, GNMA Collateralized Mortgage
                 Loan - Village Heights Apartments Project, 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.2%

    3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/03 at 102           AA          3,248,470
                 Program, Series B, 6.200%, 5/15/12

    2,345,000   Connecticut Housing Finance Authority, Housing Mortgage Finance         11/06 at 102           AA          2,344,906
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 7.2%

    1,300,000   State of Connecticut Health and Educational Facilities Authority,        8/08 at 102          AAA          1,105,169
                 Revenue Bonds, Hebrew Home and Hospital Issue, Series B
                 (FHA-Insured Mortgage), 5.200%, 8/01/38

    2,000,000   State of Connecticut Health and Educational Facilities Authority,       11/03 at 102          AAA          2,045,960
                 Revenue Bonds, Nursing Home Program Issue, Series 1993,
                 Mansfield Center for Nursing and Rehabilitation Project,
                 5.875%, 11/01/12

      615,000   Connecticut Development Authority, First Mortgage Gross Revenue          9/09 at 102           AA            588,407
                 Health Care Project Refunding Bonds (Connecticut Baptist
                 Homes, Inc. Project), 1999 Series, 5.500%, 9/01/15

                Connecticut Development Authority, Revenue Refunding Bonds
                (Duncaster Inc. Project), Series 1999A:
    1,000,000    5.250%, 8/01/19                                                         2/10 at 102           AA            908,090
    1,000,000    5.375%, 8/01/24                                                         2/10 at 102           AA            901,590

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                Project, Series 1994A:
    1,100,000    6.875%, 8/15/04                                                        No Opt. Call          N/R          1,117,820
    1,000,000    7.000%, 8/15/09                                                         8/04 at 102          N/R          1,022,510


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.8%

                Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
      660,000    5.625%, 10/15/16                                                       10/09 at 101          Aa3            657,815
      660,000    5.625%, 10/15/17                                                       10/09 at 101          Aa3            654,080

    1,000,000   State of Connecticut, General Obligation Bonds, 1999 Series B,          11/09 at 101           AA            973,030
                 5.500%, 11/01/18

    2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,          No Opt. Call           AA          2,142,860
                 6.000%, 3/15/12

    1,650,000   State of Connecticut, General Fund Obligation Bonds, 1994 Series A,     10/04 at 102           AA          1,743,192
                 Issued By Connecticut Development Authority, 6.375%, 10/15/14

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998            7/08 at 101          AAA          3,040,065
                 (General Obligation Bonds), 4.875%, 7/01/23

    1,250,000   City of Waterbury, Connecticut, General Obligation Tax Revenue           4/03 at 102          AAA          1,268,550
                 Intercept Refunding Bonds, 1993 Issue, 5.375%, 4/15/08


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.4%

    1,900,000   Capitol Region Education Council Bonds, 6.700%, 10/15/10                10/05 at 102          BBB          1,982,327

    2,000,000   State of Connecticut Health and Educational Facilities Authority,        7/09 at 102          AAA          1,908,580
                 Revenue Bonds, Child Care Facilities Program, Series C,
                 5.625%, 7/01/29

    1,000,000   State of Connecticut, Special Tax Obligation Bonds, Transportation      12/09 at 101          AAA            976,550
                 Infrastructure Purposes, 1999 Series A, 5.625%, 12/01/19 (WI)

    1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation      No Opt. Call          AA-          2,000,520
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10

    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.6%

$   3,000,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley          10/04 at 100          AAA         $3,364,680
                 International Airport, Series 1992, 7.650%, 10/01/12

    1,500,000   City of New Haven, Connecticut, Air Rights Parking Facility             12/01 at 102          AAA          1,582,365
                 Revenue Bonds, Series 1991, 6.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.8%

                State of Connecticut Health and Educational Facilities
                Authority, Revenue Bonds, Sacred Heart University Issue, Series
                B:
    2,600,000    5.700%, 7/01/16 (Pre-refunded to 7/01/03)                               7/03 at 102      BBB-***          2,738,944
    1,000,000    5.800%, 7/01/23 (Pre-refunded to 7/01/03)                               7/03 at 102      BBB-***          1,056,710

    2,020,000   State of Connecticut Health and Educational Facilities Authority,        7/02 at 102          AAA          2,136,493
                 Revenue Bonds, Trinity College Issue, Series C, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)

    2,910,000   State of Connecticut Health and Educational Facilities Authority,        7/03 at 102      BBB-***          3,094,087
                 Revenue Bonds, Quinnipiac College Issue Series D,
                 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

    2,000,000   State of Connecticut Health and Educational Facilities Authority,       11/04 at 102       AA-***          2,243,960
                 Revenue Bonds, Nursing Home Program Issue, Series 1994,
                 AHF/Hartford, Inc. Project, 7.125%, 11/01/24 (Pre-refunded to 11/01/04)

    1,250,000   State of Connecticut Health and Educational Facilities Authority,        7/04 at 101          AAA          1,382,575
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A,
                 7.000%, 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.6%

    3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply          1/04 at 102          AAA          2,935,628
                 System Revenue Bonds, 1993  Series A, 5.000%, 1/01/18

    2,955,000   Connecticut Resources Recovery Authority, Resource Recovery         11/03 at 100 1/2           AA          3,037,533
                 Revenue Bonds, American Ref-Fuel Company of Southeastern
                 Connecticut Project, 1989 Series A, 7.700%, 11/15/11


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.6%

    2,795,000   Connecticut Development Authority, Water Facilities Revenue Bonds,       6/03 at 102          AAA          2,610,083
                 Bridgeport Hydraulic Company Project, 1993 A Series,
                 5.600%, 6/01/28 (Alternative Minimum Tax)

    1,400,000   Connecticut Development Authority, Water Facilities Refunding            6/03 at 102          AAA          1,313,661
                 Revenue Bonds, Bridgeport Hydraulic Company Project),
                 1993B Series, 5.500%, 6/01/28

    2,000,000   South Central Connecticut Regional Water Authority, Water System         8/03 at 102          AAA          2,045,860
                 Revenue Bonds, Eleventh Series, 5.750%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
$ 109,050,000   Total Investments - (cost $108,159,542) - 100.1%                                                         107,438,085
=============
                Other Assets Less Liabilities - (0.1)%                                                                     (142,794)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $107,295,291
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 19.1%

$     720,000   Massachusetts Educational Financing Authority, Education Loan            7/04 at 102          AAA         $  744,120
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax)

    1,970,000   Massachusetts Health and Educational Facilities Authority, Revenue       6/03 at 102          AAA          1,790,868
                 Bonds (Boston College Issue), Series K, 5.250%, 6/01/23

    1,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   3/06 at 102          AAA          1,433,745
                 (College of the Holy Cross - 1996 Issue), 5.500%, 3/01/20

    2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   7/03 at 102          Aa1          2,328,420
                 (Whitehead Institute for Biomedical Research - 1993 Issue),
                 5.125%, 7/01/26

    3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   9/08 at 102          Aaa          3,206,000
                 (Phillips Academy Issue), Series 1993, 5.375%, 9/01/23

    3,300,000   Massachusetts Industrial Finance Agency, Education Revenue               9/08 at 101            A          2,875,455
                 Bonds (Belmont Hill School Issue) Series 1998, 5.250%, 9/01/28

    1,765,000   The New England Education Loan Marketing Corporation,                   No Opt. Call           A3          1,841,954
                 Student Loan Revenue Bonds, 1992 Subordinated Issue C,
                 6.750%, 9/01/02 (Alternative Minimum Tax)

    4,000,000   The New England Loan Marketing Corporation, Student Loan                No Opt. Call           A3          4,313,720
                 Revenue Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 16.9%

    4,000,000   Massachusetts Health and Educational Facilities Authority,               7/04 at 102          AAA          3,644,680
                 Revenue Bonds (New England Medical Center Hospitals Issue),
                 Series G-1, 5.375%, 7/01/24

    2,000,000   Massachusetts Health and Educational Facilities Authority,               7/04 at 102          AA+          2,125,560
                 Revenue Bonds (Daughters of Charity National Health
                 System - The Carney Hospital), Series D, 6.100%, 7/01/14

    1,000,000   Massachusetts Health and Educational Facilities Authority,               7/00 at 100          AAA            999,100
                 Revenue Bonds (Massachusetts General Hospital Issue),
                 Series G, 5.375%, 7/01/11

    3,000,000   Massachusetts Health and Educational Facilities Authority,               7/03 at 102          AAA          2,947,950
                 Revenue Bonds (Lahey Clinic Medical Center Issue), Series B,
                 5.625%, 7/01/15

      200,000   Massachusetts Health and Educational Facilities Authority,           1/00 at 102 1/2          N/R            202,210
                 Revenue Refunding Bonds (Cardinal Cushing General Hospital),
                 Series 1989-A, 8.500%, 7/01/00

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds (Youville Hospital Issue FHA-Insured
                Project), Series B:
    2,220,000    6.125%, 2/15/15                                                         2/04 at 102          Aa2          2,235,673
    1,000,000    6.000%, 2/15/25                                                         2/04 at 102          Aa2            983,940

    2,805,000   Massachusetts Health and Educational Facilities Authority,               7/08 at 102          AAA          2,396,480
                 Revenue Bonds (Caregroup Issue), Series A, 5.000%, 7/01/25

    1,000,000   Massachusetts Health and Educational Facilities Authority,               7/08 at 101          AAA            824,440
                 Revenue Bonds (Harvard Pilgrim Health Care Issue), Series A,
                 4.750%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 10.2%

    3,800,000   Massachusetts Housing Finance Agency, Housing Project                    4/03 at 102           A+          3,908,566
                 Revenue Bonds, 6.300%, 10/01/13

    1,000,000   Massachusetts Housing Finance Agency, Housing Development Bonds,         6/08 at 101          AAA            930,150
                 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

    3,315,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage            7/07 at 101          AAA          3,024,076
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

    1,925,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage            1/05 at 102          AAA          2,052,724
                 Revenue Bonds, 1995 Series A  (FHA-Insured Mortgage Loans),
                 7.350%, 1/01/35 (Alternative Minimum Tax)

    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 6.0%

$   1,270,000   City of Boston, Massachusetts, Revenue Bonds (Deutsches                 10/08 at 105          AAA         $1,259,142
                 Altenheim, Incorporated Project - FHA-Insured Mortgage),
                 Series 1998A, 6.125%, 10/01/31

    2,000,000   Massachusetts Development Finance Agency, Revenue Bonds                  8/09 at 101            A          1,978,320
                 (Northern Berkshire Community Services, Inc. Issue),
                 1999 Series A, 6.250%, 8/15/25

    1,000,000   Massachusetts Health and Educational Facilities Authority,               2/07 at 102          Aa2          1,000,090
                 Revenue Refunding Bonds (Youville Hospital Issue FHA-Insured
                 Project), Series A, 6.250%, 2/15/41

    1,095,000   Massachusetts Industrial Financial Agency, Revenue Bonds                 2/06 at 102          AAA          1,101,209
                 (Heights Crossing Limited Partnership Issue FHA-Insured Project),
                 Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)

      500,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   8/07 at 105          AAA            503,250
                 (Briscoe House Assisted Living Issue  FHA-Insured Project),
                 6.050%, 2/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.8%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
    1,020,000    5.750%, 9/15/10                                                         9/04 at 102           AA          1,056,088
    1,020,000    5.750%, 9/15/11                                                         9/04 at 102           AA          1,050,192
      965,000    5.750%, 9/15/12                                                         9/04 at 102           AA            980,884

    4,375,000   City of Lowell, Massachusetts, General Obligation State Qualified       11/03 at 102          AAA          4,432,969
                 Bonds, 5.600%, 11/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.7%

    1,300,000   Massachusetts Development Finance Agency, Revenue Bonds                  6/09 at 101           AA          1,257,139
                 (Worcester Redevelopment Authority Issue), Series 1999,
                 6.000%, 6/01/24

    4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds           9/06 at 102          AAA          3,955,120
                 (US Air Project) Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)

    2,400,000   Massachusetts Industrial Finance Agency, Parking Facility Revenue        4/03 at 102          AAA          2,258,448
                 Bonds (Avon Associates LLC Project), Series 1998A, 5.375%, 4/01/20


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 20.7%

    2,500,000   Massachusetts Health and Educational Facilities Authority,              No Opt. Call          AAA          2,419,100
                 Revenue Bonds (Malden Hospital Issue FHA-Insured Project),
                 Series A, 5.000%, 8/01/16

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds (New England Deaconess Hospital Issue), Series D:
    3,310,000    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                               4/02 at 102          AAA          3,530,214
    1,000,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                               4/02 at 102          AAA          1,071,790

    1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,               No Opt. Call          AAA          1,562,280
                 13.000%, 7/01/13

    2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds        11/02 at 102       AA-***          2,676,750
                 (College of the Holy Cross - 1992 Issue II), 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)

    1,250,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   7/02 at 102          AAA          1,354,525
                 (Merrimack College Issue), Series 1992, 7.125%, 7/01/12
                 (Pre-refunded to 7/01/02)

    1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds                   7/03 at 102        A3***          1,247,404
                 (Brooks School Issue), Series 1993, 5.950%, 7/01/23
                 (Pre-refunded to 7/01/03)

    3,000,000   Massachusetts Water Resources Authority, General Revenue                12/01 at 100          Aaa          3,086,400
                 Bonds, 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)

    3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,     7/01 at 102          Aaa          3,190,080
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.5%

    2,000,000   Massachusetts Municipal Wholesale Electric Company,                      7/02 at 100          AAA          2,008,640
                 Power Supply System Revenue Bonds, 1992 Series A,
                 6.000%, 7/01/18

    3,260,000   Massachusetts Industrial Finance Agency, Resource Recovery               7/01 at 103          N/R          3,503,356
                 Revenue Bonds, Semass Project, 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    2,000,000   Massachusetts Industrial Finance Agency, Resource Recovery              12/08 at 102          BBB          1,759,500
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)


                            Portfolio of Investments
                            NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.7%

$   3,000,000   Massachusetts Water Resources Authority, General Revenue                 3/03 at 100           A+         $2,599,170
                 Refunding Bonds, 1993 Series B, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
$  96,605,000   Total Investments - (cost $95,291,171) - 98.6%                                                            95,651,891
=============
                Other Assets Less Liabilities - 1.4%                                                                       1,336,502
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $96,988,393
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
                            November 30, 1999
                            (Unaudited)

    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Staples - 2.0%

$   1,000,000   Missouri State Development Finance Board, Solid Waste Disposal          No Opt. Call           AA         $  871,750
                 Revenue Bonds (Procter and Gamble Paper Products Company
                 Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.1%

      500,000   The Industrial Development Authority of the City of Kansas City,         4/07 at 100          AAA            476,955
                 Missouri (Ewing Marion Kauffman Foundation Project),
                 Fixed Rate Revenue Bonds, Series 1997B, 5.700%, 4/01/27

    2,165,000   Health and Educational Facilities Authority of the State of Missouri,   11/08 at 101          AA+          1,802,363
                 Educational Facilities Revenue Bonds (The Washington
                 University), Series 1998A, 5.000%, 11/15/37


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.5%

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,    6/02 at 102          AAA          1,056,680
                 Health Facilities Refunding Revenue Bonds (SSM Health Care),
                 Series 1992AA, 6.250%, 6/01/07

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,   No Opt. Call           AA          1,126,580
                 Health Facilities Revenue Bonds (BJC Health System),
                 Series 1994A, 6.750%, 5/15/12

      325,000   Health and Educational Facilities Authority of the State of Missouri,    2/06 at 102         BBB+            322,927
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital Inc.), Series 1996, 6.500%, 2/15/21

      400,000   Health and Educational Facilities Authority of the State of Missouri,    5/08 at 101           AA            336,892
                 Health Facilities Revenue Bonds (BJC Health System),
                 Series 1998, 5.000%, 5/15/28

    1,000,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County             5/05 at 101 1/2          N/R            924,160
                 Memorial Hospital), Series 1997, 5.750%, 11/15/12

      500,000   The Industrial Development Authority of the City of West Plains,        11/07 at 101          N/R            418,740
                 Missouri, Hospital Facilities Revenue Bonds (Ozark Medical Center),
                 Series 1997, 5.600%, 11/15/17


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.2%

    1,550,000   Missouri Housing Development Commission, Multifamily Housing            12/06 at 102          AAA          1,537,027
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.100%, 12/01/21 (Alternative Minimum Tax)

    1,250,000   The Industrial Development Authority of St. Charles County, Missouri,    4/08 at 102          AAA          1,159,113
                 Multifamily Housing Revenue Bonds (Ashwood Apartments Project),
                 Series 1998A, 5.600%, 4/01/30 (Alternative Minimum Tax)

    1,045,000   The Industrial Development Authority of the County of St. Louis,         4/07 at 102          AAA          1,044,916
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - South Summit Apartments Project),
                 Series 1997A, 5.950%, 4/20/17

      600,000   The Industrial Development Authority of the County of St. Louis,         4/07 at 102          AAA            601,236
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - South Summit Apartments Project),
                 Series 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)

      750,000   The Industrial Development Authority of the County of St. Louis,         8/08 at 102          AAA            690,668
                 Missouri, Multifamily Housing Revenue Bonds (GNMA
                 Collateralized - Glen Trails West Apartments Project),
                 Series 1999B, 5.700%, 8/20/39 (Alternative Minimum Tax)

    1,250,000   The Industrial Development Authority of University City, Missouri,      12/05 at 102          AAA          1,232,175
                 Multifamily Housing Revenue  Refunding Bonds (GNMA
                 Collateralized - Canterbury Gardens Project), Series 1995A,
                 5.900%, 12/20/20


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.2%

    1,460,000   Missouri Housing Development Commission, Single Family Mortgage          3/06 at 105          AAA          1,566,390
                 Revenue Bonds (Homeownership Loan Program),
                 1995 Series C, 7.250%, 9/01/26 (Alternative Minimum Tax)

    1,570,000   Missouri Housing Development Commission, Single Family                   2/01 at 102          AAA          1,617,163
                 Mortgage Revenue Bonds (GNMA Mortgage-Back Securities
                 Program), 1991 Series A, 7.375%, 8/01/23 (Alternative Minimum Tax)


                            Portfolio of Investments
                            NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 17.0%

$   2,020,000   Ritenour School District of St. Louis County, Missouri,                 No Opt. Call          AAA         $2,376,934
                 General Obligation School Bonds, Series 1995, 7.375%, 2/01/12

    1,500,000   Francis Howell School District, St. Charles County, Missouri, General   No Opt. Call          AAA          1,745,040
                 Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08

    1,000,000   School District of the City of St. Charles, Missouri, General            3/06 at 100          AA+          1,009,340
                 Obligation Bonds (Missouri Direct Deposit Program), Series 1996A,
                 5.625%, 3/01/14

    1,395,000   The Board of Education of the City of St. Louis (Missouri), General     No Opt. Call          AAA          1,693,056
                 Obligation School Refunding Bonds, Series 1993A, 8.500%, 4/01/07

      625,000   Reorganized School District No. R-IV of Stone County, Missouri          No Opt. Call          AAA            746,381
                 (Reeds Spring, Missouri), General Obligation School Building
                 Refunding and Improvement Bonds, Series 1995, 7.600%, 3/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 12.1%

    1,000,000   Land Clearance for Redevelopment Authority, Kansas City,                12/05 at 102          AAA          1,002,020
                 Missouri, Lease Revenue Bonds (Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Project), Series 1995A,
                 5.900%, 12/01/18

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue          1/06 at 101          AAA          1,017,940
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.700%, 1/15/13

                Monarch-Chesterfield Levee District (St. Louis County, Missouri),
                Levee District Improvement Bonds, Series 1999:
      500,000    5.450%, 3/01/14                                                         3/10 at 101          AAA            497,505
    1,000,000    5.750%, 3/01/19                                                         3/10 at 101          AAA            991,280

    1,800,000   St. Louis Municipal Finance Corporation, City Justice Center,            2/06 at 102          AAA          1,863,486
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of
                 St. Louis, Missouri, Lessee), 5.750%, 2/15/11


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.3%

    1,500,000   City of Kansas City, Missouri, General Improvement Airport               9/04 at 101          AAA          1,626,975
                 Revenue Bonds, Series 1994A, 6.900%, 9/01/11
                 (Alternative Minimum Tax)

    1,000,000   The City of St. Louis, Missouri, Airport Revenue Bonds,                 No Opt. Call          AAA          1,044,470
                 Series 1997B (1997 Capital Improvement Program), Lambert-
                 St. Louis International Airport, 6.000%, 7/01/12
                 (Alternative Minimum Tax)

    1,000,000   Land Clearance for Redevelopment Authority of the City of                9/09 at 102          N/R          1,007,410
                 St. Louis (Missouri), Tax Exempt Parking Facility Revenue Refunding
                 and Improvement Bonds, Series of 1999C (Parking Facilities Project),
                 7.000%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 10.5%

      675,000   Health and Educational Facilities Authority of the State of Missouri,    2/06 at 102      BBB+***            738,909
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital Inc.), Series 1996, 6.500%, 2/15/21 (Pre-refunded to 2/15/06)

    1,290,000   Health and Educational Facilities Authority of the State of Missouri,    6/00 at 102          AAA          1,336,118
                 Health Facilities Revenue Bonds (SSM Health Care Obligated
                 Group Projects), Series 1990B, 7.000%, 6/01/15

    1,250,000   Certificates of Receipt, St. Louis County, Missouri, GNMA               No Opt. Call          AAA          1,210,212
                 Collateralized Mortgage Revenue Bonds, Series 1993,
                 5.650%, 7/01/20 (Alternative Minimum Tax)

    1,275,000   St. Louis Municipal Finance Corporation, Leasehold Revenue               2/05 at 100          AAA          1,364,951
                 Improvement and Refunding Bonds,  Series 1992 (City of St. Louis,
                 Missouri, Lessee), 6.250%, 2/15/12 (Pre-refunded to 2/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.1%

    1,225,000   State Environmental Improvement and Energy Resources Authority           1/05 at 102          Aa1          1,395,995
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Kansas City Project), Series 1995B,
                 7.750%, 1/01/08

    1,000,000   State Environmental Improvement and Energy Resources Authority           7/04 at 102          AAA          1,019,430
                 (State of Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Branson Project),
                 Series 1995A, 6.050%, 7/01/16

      750,000   State Environmental Improvement and Energy Resources Authority           1/06 at 101          Aa1            761,520
                 (State of Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - Multiple Participant Series),
                 Series 1996D, 5.875%, 1/01/15

    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$     350,000   State Environmental Improvement and Energy Resources Authority          No Opt. Call          Aa1         $  395,350
                 (State of Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Kansas City Project),
                 Series 1997C, 6.750%, 1/01/12

    1,000,000   Public Water Supply District No. 2 of St. Charles County,               12/09 at 100          Aaa            881,650
                 Missouri, Insured Certificates of Participation, Series 1999B,
                 5.100%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
$  41,520,000   Total Investments - (cost $42,531,586) - 96.0%                                                            42,511,707
=============
                Short-Term Investments - 2.7%

      400,000   The Industrial Development Authority of the City of Independence,                            A-1+            400,000
                 Missouri, Variable Rate Demand Industrial Development Revenue
                 Bonds (The Groves and Graceland College Nursing Arts Center
                 Projects), Series 1997A, 3.700%, 11/01/27+

      300,000   Health and Education Facilities Authority of the State of Missouri,                        VMIG-1            300,000
                 Variable Rate Demand Educational Facilities Revenue Bonds
                 (Drury College), Series 1996A, 3.750%, 8/15/21+

      500,000   Health and Educational Facilities Authority of the State of Missouri                       VMIG-1            500,000
                 (St. Louis University), Series 1999B, Variable Rate Demand Bonds,
                 3.750%, 10/01/24+
------------------------------------------------------------------------------------------------------------------------------------
$   1,200,000   Total Short-Term Investments - (cost $1,200,000)                                                           1,200,000
=============
                Other Assets Less Liabilities - 1.3%                                                                         549,933
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  44,261,640
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
November 30, 1999
(Unaudited)
                                                                                 Connecticut       Massachusetts            Missouri
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                   $107,438,085         $95,651,891         $42,511,707
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                            --                  --           1,200,000
Cash                                                                                 473,842                  --                  --
Receivables:
   Interest                                                                        1,852,450           1,796,620             745,524
   Investments sold                                                                       --              50,000              25,453
Other assets                                                                          11,869              10,269               7,438
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               109,776,246          97,508,780          44,490,122
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --              74,641              18,286
Payable for investments purchased                                                  1,995,128                  --                  --
Accrued expenses:
   Management fees (note 6)                                                           57,300              51,751              23,629
   Other                                                                              59,228              55,239              36,242
Preferred share dividends payable                                                     14,532              11,181              10,957
Common share dividends payable                                                       354,767             327,575             139,368
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                            2,480,955             520,387             228,482
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $107,295,291         $96,988,393         $44,261,640
====================================================================================================================================
Preferred shares, at liquidation value                                          $ 38,300,000         $34,000,000         $16,000,000
====================================================================================================================================
Preferred shares outstanding                                                           1,532               1,360                 640
====================================================================================================================================
Common shares outstanding                                                          5,218,068           4,647,152           2,161,020
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                                                 $      13.22         $     13.55         $     13.08
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1999
(Unaudited)
                                                                                 Connecticut       Massachusetts           Missouri
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                       $ 3,114,016         $ 2,855,492        $ 1,275,247
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                             356,157             320,897            146,636
Preferred shares - auction fees                                                       48,006              42,617             20,055
Preferred shares - dividend disbursing agent fees                                      5,014               5,014              5,014
Shareholders' servicing agent fees and expenses                                        7,840               4,041              3,477
Custodian's fees and expenses                                                         30,671              19,829             18,890
Trustees' fees and expenses (note 6)                                                     536                 487                223
Professional fees                                                                      8,659               8,647              8,570
Shareholders' reports - printing and mailing expenses                                 15,399              17,519              9,777
Stock exchange listing fees                                                            8,147               8,131              1,001
Investor relations expense                                                             5,078               4,343              2,200
Other expenses                                                                         3,657               3,500              2,770
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                           489,164             435,025            218,613
  Custodian fee credit (note 1)                                                      (11,292)             (1,027)            (2,959)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         477,872             433,998            215,654
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              2,636,144           2,421,494          1,059,593
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)               (218,161)           (213,617)             5,252
Change in net unrealized appreciation (depreciation) of investments               (6,146,118)         (5,217,984)        (2,386,969)
Net gain (loss) from investments                                                  (6,364,279)         (5,431,601)        (2,381,717)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            $(3,728,135)        $(3,010,107)       $(1,322,124)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                          Connecticut                       Massachusetts                        Missouri
-----------------------------------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended       Year Ended Six Months Ended      Year Ended
                                      11/30/99          5/31/99          11/30/99          5/31/99         11/30/99         5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 2,636,144      $ 5,211,308       $ 2,421,494      $ 4,778,515      $ 1,059,593     $ 2,097,882
Net realized gain (loss)
   from investment
   transactions (notes 1 and 4)       (218,161)         179,160          (213,617)          62,570            5,252         144,162
Change in net unrealized
   appreciation (depreciation)
   of investments                   (6,146,118)        (546,826)       (5,217,984)        (862,463)      (2,386,969)       (635,348)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets
   from operations                  (3,728,135)       4,843,642        (3,010,107)       3,978,622       (1,322,124)      1,606,696
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net
investment income:
   Common shareholders              (2,126,809)      (4,152,776)       (1,964,435)      (3,943,214)        (835,247)     (1,643,003)
   Preferred shareholders             (513,244)      (1,019,710)         (440,302)        (935,926)        (275,395)       (477,251)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (2,640,053)      (5,172,486)       (2,404,737)      (4,879,140)      (1,110,642)     (2,120,254)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due
   to reinvestment of distributions    198,700          409,551           115,162          252,623           91,801         180,843
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    (6,169,488)          80,707        (5,299,682)        (647,895)      (2,340,965)       (332,715)
Net assets at the beginning
   of period                       113,464,779      113,384,072       102,288,075      102,935,970       46,602,605      46,935,320
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $107,295,291     $113,464,779      $ 96,988,393     $102,288,075     $ 44,261,640     $46,602,605
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                  $    319,016     $    322,925      $    130,360     $    113,603     $     83,461     $   134,510
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, Connecticut had outstanding when-issued purchase commitments of $1,995,128. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

(UNAUDITED)

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                                        Connecticut   Massachusetts     Missouri
--------------------------------------------------------------------------------
Number of Shares:
   Series Th                                  1,532           1,360          640
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                            Connecticut                    Massachusetts
----------------------------------------------------------------------------------------------------------------
                                                  Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                          11/30/99      5/31/99           11/30/99       5/31/99
----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            12,503       25,373              7,365        15,263
================================================================================================================
                                                                                              Missouri
----------------------------------------------------------------------------------------------------------------
                                                                                  Six Months Ended    Year Ended
                                                                                          11/30/99       5/31/99
----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                                                             6,631        11,929
================================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 23, 1999, to shareholders of record on December 15, 1999, as follows:

                                        Connecticut   Massachusetts     Missouri
--------------------------------------------------------------------------------
Dividend per share                           $.0680          $.0705       $.0645
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 1999, were as follows:

                                        Connecticut   Massachusetts     Missouri
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $13,721,665      $3,309,508   $3,233,750
   Short-term municipal securities        4,400,000              --    4,100,000
Sales and maturities:
   Long-term municipal securities        10,999,470       2,446,203    4,031,233
   Short-term municipal securities        4,400,000              --    2,900,000
================================================================================

At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                        Connecticut   Massachusetts     Missouri
--------------------------------------------------------------------------------
                                       $108,159,542     $95,291,171  $43,731,586
================================================================================

At May 31, 1999, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                        Connecticut   Massachusetts     Missouri
--------------------------------------------------------------------------------
Expiration year:
   2003                                  $  715,734      $  552,941   $  804,913
   2004                                   1,105,901         945,779      708,417
   2005                                     847,914         195,761           --
--------------------------------------------------------------------------------
Total                                    $2,669,549      $1,694,481   $1,513,330
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1999, were as follows:

                                        Connecticut   Massachusetts    Missouri
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                         $ 2,352,941     $ 2,544,219   $ 923,840
   depreciation                          (3,074,398)     (2,183,499)   (943,719)
-------------------------------------------------------------------------------
Net unrealized
   appreciation (depreciation)          $  (721,457)    $   360,720   $ (19,879)
================================================================================


6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

(UNAUDITED)

7. Composition of Net Assets
At November 30, 1999, net assets consisted of:

                                                                    Connecticut  Massachusetts     Missouri
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 38,300,000    $34,000,000  $16,000,000
Common shares, $.01 par value per share                                  52,181         46,472       21,610
Paid-in surplus                                                      72,233,261     64,358,939   29,684,526
Balance of undistributed net investment income                          319,016        130,360       83,461
Accumulated net realized gain (loss) from investment transactions    (2,887,710)    (1,908,098)  (1,508,078)
Net unrealized appreciation (depreciation) of investments              (721,457)       360,720      (19,879)
-----------------------------------------------------------------------------------------------------------
Net assets                                                         $107,295,291    $96,988,393  $44,261,640
===========================================================================================================
Authorized shares:
   Common                                                             Unlimited      Unlimited    Unlimited
   Preferred                                                          Unlimited      Unlimited    Unlimited
===========================================================================================================

         Financial Highlights
         (Unaudited)
         Selected data for a Common share outstanding throughout each period:

                                           Investment Operations
                                    ----------------------------------
                                                   Net
                                                   Realized/
                    Beginning       Net            Unrealized
                    Net Asset       Investment     Investment
                    Value           Income         Gain (Loss)   Total
Connecticut
Year Ended 5/31:
    2000(a)         $14.44          $ .51          $(1.22)       $ (.71)
    1999             14.49           1.00            (.05)          .95
    1998             13.63           1.00             .89          1.89
    1997             12.99           1.00             .60          1.60
    1996             13.20            .98            (.21)          .77
    1995             12.45            .98             .74          1.72
Massachusetts
Year Ended 5/31:
    2000(a)          14.72            .52           (1.18)         (.66)
    1999             14.91           1.02            (.16)          .86
    1998             14.11           1.06             .83          1.89
    1997             13.58           1.06             .53          1.59
    1996             13.76           1.05            (.19)          .86
    1995             12.90           1.04             .84          1.88
Missouri
Year Ended 5/31:
    2000(a)          14.20            .49           (1.09)         (.60)
    1999             14.44            .97            (.22)          .75
    1998             13.68            .99             .78          1.77
    1997             13.11           1.00             .55          1.55
    1996             13.37            .96            (.30)          .66
    1995             12.35            .95            1.02          1.97

                                                 Less Distributions
                     --------------------------------------------------------------------------
                     Net              Net
                     Investment       Investment       Capital         Capital
                     Income           Income           Gains           Gains
                     To Common        To Preferred     To Common       To Preferred
                     Shareholders     Shareholders+    Shareholders    Shareholders+    Total
Connecticut
Year Ended 5/31:
    2000(a)          $(.41)           $(.10)           $--             $--              $ (.51)
    1999              (.80)            (.20)            --              --               (1.00)
    1998              (.80)            (.23)            --              --               (1.03)
    1997              (.76)            (.20)            --              --                (.96)
    1996              (.73)            (.25)            --              --                (.98)
    1995              (.74)            (.23)            --              --                (.97)
Massachusetts
Year Ended 5/31:
    2000(a)           (.42)            (.09)            --              --                (.51)
    1999              (.85)            (.20)            --              --               (1.05)
    1998              (.85)            (.24)            --              --               (1.09)
    1997              (.84)            (.22)            --              --               (1.06)
    1996              (.80)            (.24)            --              --               (1.04)
    1995              (.78)            (.24)            --              --               (1.02)
Missouri
Year Ended 5/31:
    2000(a)           (.39)            (.13)            --              --                (.52)
    1999              (.77)            (.22)            --              --                (.99)
    1998              (.76)            (.25)            --              --               (1.01)
    1997              (.73)            (.25)            --              --                (.98)
    1996              (.67)            (.25)            --              --                (.92)
    1995              (.69)            (.26)            --              --                (.95)
                                                          Total Returns
                                                     ------------------------
                                                                       Based
                     Ending                          Based             on
                     Net            Ending           on                Net
                     Asset          Market           Market            Asset
                     Value          Value            Value*            Value*
Connecticut
Year Ended 5/31:
    2000(a)          $13.22         $15.0000         (8.08)%           (5.66)%
    1999              14.44          16.7500         13.50              5.22
    1998              14.49          15.5000         15.61             12.39
    1997              13.63          14.1250          9.58             11.01
    1996              12.99          13.6250         14.06              3.97
    1995              13.20          12.6250          2.22             12.74
Massachusetts
Year Ended 5/31:
    2000(a)           13.55          14.7500         (5.62)            (5.10)
    1999              14.72          16.0625          2.48              4.47
    1998              14.91          16.5000         18.08             11.91
    1997              14.11          14.7500         13.76             10.28
    1996              13.58          13.7500          8.99              4.55
    1995              13.76          13.3750         14.12             13.58
Missouri
Year Ended 5/31:
    2000(a)           13.08          13.0000         (5.73)            (5.20)
    1999              14.20          14.1875          5.24              3.64
    1998              14.44          14.1875         14.53             11.31
    1997              13.68          13.0625         10.53             10.09
    1996              13.11          12.5000         10.07              3.09
    1995              13.37          12.0000          6.13             14.74
                                                Ratios/Supplemental Data
                     ------------------------------------------------------------------------------
                                                            Before Credit
                                    ---------------------------------------------------------------
                                    Ratio of Net                       Ratio of Net
                                    Ratio of         Investment        Ratio of         Investment
                                    Expenses         Income to         Expenses         Income to
                                    to Average       Average           to Average       Average
                     Ending         Net Assets       Net Assets        Total            Total
                     Net            Applicable       Applicable        Net Assets       Net Assets
                     Assets         to Common        to Common         Including        Including
                     (000)          Shares++         Shares++          Preferred++      Preferred++
Connecticut
Year Ended 5/31:
    2000(a)          $107,295       1.37%*           7.35%*             .89%*           4.78%*
    1999              113,465       1.32             6.82               .88             4.54
    1998              113,384       1.33             7.02               .88             4.61
    1997              108,524       1.38             7.46               .89             4.79
    1996              104,928       1.40             7.37               .89             4.71
    1995              105,851       1.49             8.09               .92             4.99
Massachusetts
Year Ended 5/31:
    2000(a)            96,988       1.34*            7.46*              .88*            4.89*
    1999              102,288       1.31             6.87               .88             4.61
    1998              102,936       1.31             7.22               .88             4.81
    1997               99,006       1.34             7.63               .88             4.99
    1996               96,303       1.35             7.61               .88             4.95
    1995               97,071       1.49             8.28               .94             5.20
Missouri
Year Ended 5/31:
    2000(a)            44,262       1.50*            7.24*              .97*            4.66*
    1999               46,603       1.44             6.71               .95             4.44
    1998               46,935       1.47             7.03               .97             4.60
    1997               45,224       1.54             7.38               .99             4.74
    1996               44,014       1.57             7.13              1.01             4.57
    1995               44,566       1.75             7.88              1.08             4.86
                                                               Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------------
                                                               After Credit**
                                    ----------------------------------------------------------------
                                                     Ratio of Net                       Ratio of Net
                                    Ratio of         Investment        Ratio of         Investment
                                    Expenses         Income to         Expenses         Income to
                                    to Average       Average           to Average       Average
                                    Net Assets       Net Assets        Total            Total
                                    Applicable       Applicable        Net Assets       Net Assets          Portfolio
                                    to Common        to Common         Including        Including           Turnover
                                    Shares++         Shares++          Preferred++      Preferred++         Rate
Connecticut
Year Ended 5/31:
    2000(a)                         1.34%*           7.38%*             .87%*           4.80%*              10%
    1999                            1.30             6.84               .87             4.55                 7
    1998                            1.33             7.02               .88             4.61                13
    1997                            1.38             7.46               .89             4.79                18
    1996                            1.40             7.37               .89             4.71                15
    1995                            1.49             8.09               .92             4.99                18
Massachusetts
Year Ended 5/31:
    2000(a)                         1.34*            7.46*              .88*            4.89*                3
    1999                            1.30             6.88               .87             4.62                11
    1998                            1.31             7.22               .88             4.81                17
    1997                            1.34             7.63               .88             4.99                22
    1996                            1.35             7.61               .88             4.95                18
    1995                            1.49             8.28               .94             5.20                29
Missouri
Year Ended 5/31:
    2000(a)                         1.48*            7.26*              .95*            4.68*                7
    1999                            1.43             6.72               .95             4.44                10
    1998                            1.47             7.03               .97             4.60                25
    1997                            1.54             7.38               .99             4.74                36
    1996                            1.57             7.13              1.01             4.57                34
    1995                            1.75             7.88              1.08             4.86                34


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended November 30, 1999.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.



Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended November 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO: NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                     FSA-3-11-99